                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)
                              November 18, 1997


               Advanta Revolving Home Equity Loan Trust 1997-A
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Delaware                   333-37107            Application Pending
          --------              ----------------        ---------------------
(State or Other Jurisdiction    (Commission File           (I.R.S. Employer
      of Incorporation)              Number)             Identification No.)



        c/o Advanta Mortgage Conduit                                         92127
                                                                             -----
               Services, Inc.                                              (Zip Code)
         Attention:  Milton Riseman
          16875 West Bernardo Drive
            San Diego, California
            ---------------------
  (Address of Principal Executive Offices)



      Registrant's telephone number, including area code (619) 674-1800
-------------------------------------------------------------------------------
                                  No change

         (Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets

Description of the Class A Notes and the Mortgage Loans

                 Advanta Mortgage Conduit Services, Inc. registered an issuance of $3,500,000,000 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-37107) (the "Registration Statement"). Pursuant to the Registration Statement, Advanta Revolving Home Equity Loan Trust 1997-A (the "Registrant" or the "Trust") issued approximately $100,000,000 in aggregate principal amount of its Revolving Home Equity Loan Asset-Backed Notes, Series 1997-A (the "Class A Notes"), on November 18, 1997 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Class A Notes, the forms of which were filed as Exhibits to the Registration Statement.

                 The Class A Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of November 1, 1997, between Advanta Revolving Home Equity Loan Trust 1997-A (the "Trust") and Bankers Trust Company of California, N.A., in its capacity as Indenture Trustee (the "Trustee"). The Class A Notes evidence indebtedness of the Trust, the assets of which consist primarily of certain home equity revolving credit line loan agreements which are secured by first or junior mortgages on residential properties. Also issued, but not offered, by the Trust are Certificates ("Certificates") evidencing the ownership interest in the Trust. The Certificates will initially be retained by Advanta Finance Corp. and Advanta National Bank (together, the "Originators").

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                 1.1 Underwriting Agreement, dated November 14, 1997, among Advanta Mortgage Conduit Services, Inc., as Sponsor, J.P. Morgan Securities Inc., as the Underwriter, and Advanta National Bank and Advanta Finance Corp, each as an Originator.

                 4.1 Indenture, dated as of November 1, 1997, between Advanta Revolving Home Equity Loan Trust 1997-A and Bankers Trust of California, N.A., as Indenture Trustee.

                 4.2. Trust Agreement, dated as of November 1, 1997, between Advanta Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust Company, as Owner Trustee.

                 4.3. Sale and Servicing Agreement, dated as of November 1, 1997, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Advanta Revolving Home Equity Loan Trust 1997-A, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

                 4.4 Certificate Guaranty Insurance Policy, dated November 20, 1997, and issued and delivered by AMBAC Assurance Corporation.

                 10.1 Purchase Agreement, dated as of November 1, 1997, between Advanta Mortgage Conduit Services, Inc., as Purchaser, and Advanta Finance Corp. and Advanta National Bank, as Sellers.

                 10.2 Indemnification Agreement, dated November 14, 1997, between AMBAC Assurance Corporation and J.P. Morgan Securities Inc.

                 23.1 Consent of KPMG Peat Marwick LLP regarding financial statements of AMBAC Assurance Corporation and their report.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANTA REVOLVING HOME
                                  EQUITY LOAN TRUST 1997-A

                                  By:  Advanta Mortgage Conduit Services,
                                         Inc., as Sponsor


                                       By:/s/ Mark T. Dunsheath
                                          ---------------------
                                          Name:    Mark T. Dunsheath
                                          Title:   Vice President


Dated November 18, 1997

                                 EXHIBIT INDEX


                     Exhibit No.     Description
                     -----------     -----------


                     1.1             Underwriting Agreement, dated November 14, 1997, among Advanta
                                     Mortgage Conduit Services, Inc., as Sponsor, J.P. Morgan Securities Inc.,
                                     as the Underwriter, and Advanta National Bank and Advanta Finance
                                     Corp, each as an Originator.

                     4.1             Indenture, dated as of November 1, 1997, between Advanta Revolving
                                     Home Equity Loan Trust 1997-A and Bankers Trust of California, N.A., as
                                     Indenture Trustee.

                     4.2             Trust Agreement, dated as of November 1, 1997, between Advanta
                                     Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust
                                     Company, as Owner Trustee.

                     4.3             Sale and Servicing Agreement, dated as of November 1, 1997, among
                                     Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage
                                     Corp. USA, as Master Servicer, Advanta Revolving Home Equity Loan
                                     Trust 1997-A, as Issuer, and Bankers Trust Company of California, N.A.,
                                     as Indenture Trustee.

                     4.4             Certificate Guaranty Insurance Policy, dated November 20, 1997, and issued and delivered by AMBAC Assurance Corporation.

                     10.1            Purchase Agreement, dated as of November 1, 1997, between Advanta
                                     Mortgage Conduit Services, Inc., as Purchaser, and Advanta Finance Corp.
                                     and Advanta National Bank, as Sellers.

                     10.2            Indemnification Agreement, dated November 14, 1997, between AMBAC
                                     Assurance Corporation and J.P. Morgan Securities Inc.

                     23.1            Consent of KPMG Peat Marwick LLP regarding financial statements of
                                     AMBAC Assurance Corporation and their report.